SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): OCTOBER 29, 1999



                             RAVEN INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in its Charter)




          SOUTH DAKOTA                                         46-0246171
  (State or Other Jurisdiction         1-07982               (IRS Employer
       of Incorporation)        Commission File Number     Identification No.)

                     205 EAST 6TH STREET
                        P.O. BOX 5107                          57117-5107
                  SIOUX FALLS, SOUTH DAKOTA                    (Zip Code)
          (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (605) 336-2750


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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                         EXHIBIT INDEX APPEARS ON PAGE 3
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Item 5. OTHER EVENTS.

         On October 29, 1999, the Registrant sold all of the operating assets of Glasstite, Inc., Registrant's wholly-owned subsidiary and a manufacturer of truck toppers, to Penda Glasstite, Inc., a wholly-owned subsidiary of Penda Corporation. The sale price was approximately $8,500,000. Effective upon the sale, Glasstite, Inc.'s name was changed to GTH, Inc.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

         (c)      Exhibits.

                  10.1 Asset Purchase Agreement dated October 29, 1999 by and among Raven Industries, Inc., Glasstite, Inc., Penda Glasstite, Inc. and Penda Corporation. (The exhibits and schedules to the Asset Purchase Agreement have been intentionally omitted, but will be provided in full upon request of the Commission.)



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       RAVEN INDUSTRIES, INC.
                                       (Registrant)


Dated: November 8, 1999                By: /s/ Thomas Iacarella
                                           -------------------------------------
                                           Name: Thomas Iacarella
                                           Title: Vice President, Finance,
                                           Secretary and Treasurer (Principal
                                           Financial and Accounting Officer)


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                                  EXHIBIT INDEX

10.1 Asset Purchase Agreement dated October 29, 1999 by and among Raven Industries, Inc., Glasstite, Inc., Penda Glasstite, Inc. and Penda Corporation. (The exhibits and schedules to the Asset Purchase Agreement have been intentionally omitted, but will be provided in full upon request of the Commission.)


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